Exhibit 99.1

AMIH Subsidiary, ZipDoctor, Inc., Announces Official Launch of

Online Telemedicine Platform

Addison, TX, August 19, 2020 — American International Holdings Corp. (OTC Pink:AMIH) (the “Company”), through its newly formed subsidiary, ZipDoctor, Inc., is proud to announce the launch of www.ZipDoctor.co – a newly developed, monthly subscription based online telemedicine platform providing customers with unlimited, 24/7 access to board certified physicians and licensed mental and behavioral health counselors and therapists (“ZipDoctor”). ZipDoctor’s online telemedicine platform is available to customers across the United States and offers bilingual coverage (both English and Spanish), with virtual visits taking place either via the phone or through a secured video chat platform.

ZipDoctor’s telemedicine platform does not require the customer to have an existing insurance plan and does not demand or require any additional copays. ZipDoctor customers subscribe through the website and are only required to pay a low monthly fee, which is determined based on if they are an individual, a couple, or a family.

“More and more people are shifting towards the convenience of obtaining high-quality healthcare through the use of telemedicine, as people are realizing that the majority of routine doctor office visits can be handled and treated effectively with a telemedicine consultation,” commented Jacob Cohen, CEO of the Company. “ZipDoctor acts as a virtual healthcare facilitator that, through licensed physicians and licensed mental and behavioral health counselors and therapists, handles every step of the healthcare process, from virtual doctor visit, to diagnosis, treatment plan and pharmaceutical prescription, and post treatment follow up”, further commented Mr. Cohen.

“Though the Company still intends to increase its retail footprint of both med spa’s and nutritional supplement stores through its Vissia Med Spa and Legend Nutrition brands, the Company sees the value in diversifying its holdings to online healthcare and wellness properties through the addition of ZipDoctor and through the recent acquisition of LifeGuru.me (currently still in development) to the Company’s portfolio of subsidiaries,” further commented Mr. Cohen.

About American International Holdings Corporation

American International Holdings Corporation is a diversified holding company dedicated to (a) acquiring, managing and operating health, wellness, beauty, and lifestyle companies, businesses and/or brands located both in the United States and abroad; (b) operating and managing an online platform providing customers with access to life and career coaches through LifeGuru, Inc. (www.LifeGuru.me, which is currently in development); (c) operating and managing an online telemedicine platform connecting customers to board certified physicians and licensed mental and behavioral health counselors through ZipDoctor, Inc. (www.ZipDoctor.co); and (d) general contracting and construction. The Company seeks opportunities to acquire and grow businesses that possess strong brand values and that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for the Company and its stakeholders.

FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements.” Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.